Exhibit 10.5

*     Confidential Information identified below was omitted and filed separately with the Securities and Exchange Commission.

Bank of America, N.A.

WA1-501-17-32

800 Fifth Avenue, Floor 17

Seattle, WA  98104

December 31, 2008

Prospect Medical Group, Inc.

1920 East 17th Street, Suite 200

Santa Ana, CA 92705

Re:                               Second Amendment to Letter Agreement Regarding Divestiture Plan (“Second Amendment”)

Ladies and Gentlemen:

Reference is hereby made to that certain side letter agreement dated as of May 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Divestiture Letter Agreement”) among Prospect Medical Holdings, Inc. (“Holdings”), Prospect Medical Group, Inc. (“Prospect” and, collectively with Holdings, the “Borrowers” and each, individually, a “Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “First Lien Administrative Agent”), and the lenders party thereto (collectively, the “First Lien Lenders”).  Terms not otherwise defined in this Second Amendment shall have the meaning assigned thereto in the Divestiture Letter Agreement.

Under the terms of the Divestiture Letter Agreement, the Borrowers agreed to complete the sale of the ProMed Entities (as defined in the Divestiture Plan) no later than December 31, 2008 (the “Sale Deadline”).  The Borrowers have requested that the First Lien Administrative Agent and the First Lien Lenders amend the Divestiture Letter Agreement to extend the Sale Deadline to January 31, 2009.  The First Lien Administrative Agent and the First Lien Lenders are willing to grant the Borrowers’ request subject to the terms and conditions of this Second Amendment.

In furtherance thereof, the First Lien Administrative Agent, the First Lien Lenders and the Borrowers agree that paragraph (c) of the Divestiture Letter Agreement is hereby amended and restated in its entirety to read as follows:

“              (c)           The Borrowers shall complete the sale of (i) the Antelope Valley Entities (as defined in the Divesture Plan) no later than October 1, 2008 and in accordance with the terms set forth in the Amendment and (ii) the ProMed Entities (as defined in the Divesture Plan) no later than January 31, 2009 on terms and conditions reasonably satisfactory to the First Lien Administrative Agent and the Required Lenders.”

This Second Amendment shall become effective as of December 31, 2008, upon (a) execution by the Borrowers, the Guarantors, the First Lien Administrative Agent and the Required Lenders, (b) payment of all professional fees and expenses of the First Lien Administrative Agent and the First Lien Lenders in connection with this Second Amendment, the Loan Documents and the transactions contemplated hereby and thereby (including all fees and expenses of Winston & Strawn LLP, in its capacity as counsel to the First Lien Administrative Agent), pursuant to wire transfer instructions to be provided by the First Lien Administrative Agent.

Except for the amendment contained herein, all of the terms and provisions of the Divestiture Letter Agreement and the other Loan Documents shall remain in full force and effect.  The Borrowers, by their acceptance hereof, hereby acknowledge and agree that the failure to provide the required items within the time period set forth in the Divestiture Letter Agreement, or the failure to complete the sale of the ProMed Entities prior to the date specified in the Divestiture Letter Agreement, as amended hereby, shall result in an Event of Default in accordance with Section 8.01(b) of the First Lien Credit Agreement.

Each of the Guarantors, by their acknowledgment hereto, agree and consent to this Second Amendment, to all prior Loan Documents, and to the documents and agreements referred to herein and therein, and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the Borrowers and the First Lien Administrative Agent.  The Guarantors agree to be bound by all terms of the Loan Documents applicable to “Loan Parties”.  Nothing contained herein shall in any way expand, limit or diminish any of the obligations of the Guarantors under their respective guaranty, each such guaranty being hereby ratified and affirmed.  The signatures of each of the Guarantors shall be fully effective even if any other Guarantor fails to sign this Second Amendment.

Each of the Borrowers and Guarantors hereby waives and releases the First Lien Administrative Agent, each First Lien Lender and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a “Releasee”) from any and all claims, offsets, defenses and counterclaims, known and unknown, that such Person may have as of the date of this Second Amendment based upon, relating to, or arising out of the Obligations and related transactions in any way.  Each of the Borrowers and Guarantors intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Notwithstanding the foregoing, this Second Amendment shall not constitute a release of the obligations of the First Lien Administrative Agent or any First Lien Lender under the Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

This Second Amendment shall constitute a Loan Document and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of executed counterparts of this Second Amendment by telecopy or pdf shall be effective as an original.

Very truly yours,

BANK OF AMERICA, N.A., in its capacity as First Lien Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

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Second Amendment to First Lien Divestiture Letter Agreement

BANK OF AMERICA, N.A., as a First Lien Lender, L/C Issuer and Swing Line Lender

By:	/s/ Thomas E. Brown
Name:	Thomas E. Brown
Title:	Senior Vice President

[Signature Pages Continue]

Second Amendment to First Lien Divestiture Letter Agreement

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION]

Second Amendment to First Lien Divestiture Letter Agreement

Accepted and Agreed:

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Chief Executive Officer

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

[Guarantor Signature Pages Follow]

Second Amendment to First Lien Divestiture Letter Agreement

ALTA HOSPITALS SYSTEM, LLC, formerly known as PROSPECT HOSPITALS SYSTEM, LLC		NUESTRA FAMILIA MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee	By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Chief Executive Officer	Title:	Vice President

PROMED HEALTH CARE ADMINISTRATORS PROMED HEALTH SERVICES COMPANY		PROSPECT ADVANTAGE NETWORK, INC. PINNACLE HEALTH RESOURCES PROSPECT HOSPITAL ADVISORY SERVICES, INC.

		By:	/s/ Samuel S. Lee
By:	/s/ Samuel S. Lee	Name:	Samuel S. Lee
Name:	Samuel S. Lee	Title:	President and Chief Executive Officer
Title:	Vice President

POMONA VALLEY MEDICAL GROUP, INC. UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION		ARTHUR E. LIPPER, solely in his capacity as Pledgor

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee	/s/ Arthur E. Lipper
Title:	Vice President

[Signature Pages Continue]

Second Amendment to First Lien Divestiture Letter Agreement

ALTA LOS ANGELES HOSPITALS, INC. ALTA HOLLYWOOD HOSPITALS, INC.		PROSPECT MEDICAL SYSTEMS, INC.

		By:	/s/ Samuel S. Lee
By:	/s/ Ellen J. Shin	Name:	Samuel S. Lee
Name:	Ellen J. Shin	Title:	Chairman of the Board
Title:	Secretary

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUPS, INC.
STARCARE MEDICAL GROUP, INC.
GENESIS HEALTHCARE OF SOUTHERN
CALIFORNIA, INC., A MEDICAL GROUP
PROSPECT PHYSICIANS ASSOCIATES, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

Second Amendment to First Lien Divestiture Letter Agreement